Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 12 - Income Taxes

The provision/benefit for income taxes for the year ended December 31, 2022 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to changes in the valuation allowance to fully reserve net deferred tax assets.

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income.

	December 31,	December 31,
	2022	2021
	NIS	NIS
Deferred tax assets:
Pre-tax profit/(loss) as reported	(3,231,473)	(2,519,583)
Israeli statutory tax rate	23%	23%
Expected tax expense (benefit)	743,239	579,504
Total deferred tax assets	743,239	579,504
Less: Valuation allowance	(743,239)	(579,504)
Net deferred tax assets	-	-

The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. As of December 31, 2022, the Company had approximately NIS 3,231,473 in tax loss carryforwards that can be utilized in future periods to reduce taxable income.